Exhibit 99.2

Exhibit 99.2

Company Strategy

Forward -Looking Statement and Non -GAAP Measures

Forward -Looking Statements

Certain statements made in this presentation and other written or oral statements made by or on behalf of the company constitute “forward -looking statements” within the meaning of the federal securities laws, including statements regarding the company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future. Management believes that these forward -looking statements are reasonable. However, the company cannot guarantee that the macroeconomy will perform within the assumptions underlying our projected outlook; that its initiatives will be successfully executed and produce the results underlying its expectations, due to the uncertainties inherent in new initiatives, including customer acceptance, unexpected expenses or challenges, or slower-than-expected results from initiatives; or that its actual results will be consistent with the forward -looking statements and you should not place undue reliance on them. These statements are based on current expectations and speak only as of the date they are made. The company undertakes no obligation to publicly update or revise any forward -looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the company which may cause results to differ from expectations are included in the company’s Annual Report on Form 10-K for the year ended December 25, 2010, under Item 1A “Risk Factors”, and in the company’s other filings with the SEC.

Non-GAAP Measures

Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (GAAP) . They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is available at the end of the presentation.

Source: Company estimates and industry data, unless otherwise marked

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Presenters

Ravi Saligram Bruce Besanko Michael Lewis Mary Dunnam

President & CEO EVP, CFO & Chief EVP, President of Retail SVP, Customer Advocacy Administrative Officer

Steve Mongeau Reuben Slone Jim Barr

SVP, Sales & Growth Initiatives EVP, Supply Chain & EVP, Chief Digital Officer GM, Services

3

Company Strategy Agenda

1. Strategy Process and Key Issues

2. OfficeMax Overview and Opportunities

3. New Roadmap For Success: Total Company Strategic Pillars

4. Individual Business Strategies

Source: Company estimates and industry data, unless otherwise marked

4

Robust process with multiple inputs informed strategy

Meetings with key customers

360°° independent Meetings with strategy diagnostic investors

Consumer and Conversations Go-Forward with key vendors Customer research Strategy and suppliers

Organizational

Input from engagement Associates study

Organizational Ownership and Alignment

100+ key executives/managers involved in strategy work streams

5

Strategic Questions for OfficeMax and Sector Issues

Perceived/real store saturation

Secular and cyclical industry declines Online impact and opportunity OfficeMax top line growth Brand differentiation Margin gaps versus competition

6

Investor perceptions/feedback

Areas of investor focus

– Stemming core business declines

– Industry consolidation

– Excess retail square footage

– Macroeconomic trends

– Cost reductions

Drivers of OfficeMax long-term growth

– Top-line growth

– Right-sizing footprint – eCommerce

– Print services and solutions

– Store-in-Store program

Source: External Perception Study – November 2011, Analyst Reports, Investor Meetings

7

A New Roadmap for Success

Strengthen the Core

Roadmap

to drive sustainable, profitable growth

Strategic and Disruptive Options

Critical Success Drivers

Strong Aligned Team Operational Excellence Innovation

Phased Outcomes

Sustainable, Profitable Growthrowth

Gain Momentum

Strengthen Foundation/Reverse Declines

2011 2012 2013 2014 2015 2016+

8

Who we are

Fortune 500 leader in office products/services, serving thousands of businesses in various markets including healthcare, education and government Approximately 30,000 employees

Operations U Canada Mexico . , . , , Australia S and customer base in , and New Zealand

Nearly 1,000 retail stores in the U.S. and Mexico

Sales at a glance: $7.15 Billion (FY10)

Contract Segment: $3.63 Billion Retail Segment: $3.52 Billion

Furniture Mexico Furniture 10% 6% 6%

International Supplies & 32% Technology* Supplies & Technology* Paper U.S. 33% Paper 52% 42% 68% U.S.

57%

94%

*	Technology includes ink and toner

OfficeMax operates in a $230B+ market in the U.S…

…but has historically focused on specific categories, channels and segments.

Spend by category Spend by customer segment Spend by channel

6% 9%

Office Supplies OS superstores eCommerce (B2C) Mobile $14B $20B

15% 8% Ink & Toner $41B Tech

8% 18% Services

4% Paper 6% Large $93B

3% $85B

Medium 40%

4% Furniture $13B

Individual 36%

8% consumer Delivery / $114B $15B Contract 11% Jan-San & Small 49% 21% Break Other Tech Other Retail room $71B

Products

28% 10% SOHO / Micro

4% 12%

Software Print & Document PCs Solutions

Opportunity to expand into new categories, channels and segments.

OfficeMax International operations

Contract*
- Canada – Grand & Toy
  - Serving customers through 30 OfficeMax Grand & Toy Stores
  - 1,700 employees
- Australia
  - Large government and education presence
  - 700 employees
- New Zealand
  - #1 market share
  - Serves customers through 18 office product stores
  - Croxley manufacturing and wholesale business
  - 1,000 employees

Retail
- Mexico
  - 51% owned joint venture
  - 83 stores as of 3Q11
  - Contract business embryonic

2010 International Contract Revenue - $1.15B**


New Zealand
Canada
Australia

Direct Sourcing Offices in China and Taiwan

*Data as of year-end 2010
** Does not include Mexico

OfficeMax WORK WITH US | The Road to Success

11

Where we have been: 5-year performance

Top line growth has been challenging

$10 30% $9 25% $8 $7 20% (Sales in $6 Billions) $5 15% $4 10% $3 $2 5% $1

$0 0%

2006 2007 2008 2009 2010

Sales External Gross Profit % Adj. Oper. Inc. Margin %*

* Adjusted Operating Income Margin (or Operating Income as percent of Sales) as presented are adjusted to exclude special items and are non-

GAAP financial measures . See reconciliation of these non-GAAP measures to the comparable GAAP measures at the end of presentati on.

Remained profitable during the past 5 years despite continued economic challenges …

Maintained Gross Margin Rate Significant Cost Reduction

Reversed multi-year decline in Reduced cost by >$400M gross margins in Contract since 2005 Supply chain/delivery

Drove high margin private efficiencies brands to 28% penetration Sourcing

Significant annual COGS Labor and process efficiencies savings through focused Resource consolidation/ bidding process reallocation

…while maintaining strong liquidity

Actions in 2011

Initiated significant cost reduction moves to stem profit erosion

Realigned organization on “championship” model to drive growth; recruited top talent

Accelerated implementation of systems and tools that enable growth

Increased emphasis on Contract and Digital

Prioritized growth initiatives for greater impact

Reassessed the business and developed the strategy

Strengths and Opportunities

Strengths Opportunities

Supply chain & logistics Capability gaps capabilities Focused execution Strong gross margins

Category, channel, sector Private brands innovation diversification

Lean cost structure Multi-channel

Enduring customer Brand affinity relationships

A New Roadmap for Success:

Total company strategic pillars

Optimize Retail

Leverage Contract Globally Strengthen the Core Grow Adjacencies

Tuck-in Acquisitions

Roadmap Investments in Digital to drive sustainable, profitable Space Optimization growth Strategic and Optimize store network Disruptive Options Strategic Partnerships

New Models / Formats

Non-core assets

Continued cost take-out and no geographic expansion planned in the near term

Individual business strategies: Retail

Key Challen ges and Opportunities

Store Saturation

Store Productivity

Conversion / Share of Wallet

Retail challenges: Industry productivity

Real sales per square foot has been declining since 2002

Real sales per sq ft (2010 dollars)

300

250

200

0

2002 2003 2004 2005 2006 2007 2008 2009 2010

Retail opportunity: To address store saturation

Have been reducing .and shifting Lease expiry enables rent store count since 2008. to smaller store formats and network optimization

# of U.S. Retail Stores # of U.S. Retail stores, by size Leases expiring by year, through 2016

1,000 -2%

~3/4 of leases expire Under 20K through 2016 sq. ft.

800

600

20-24K sq. ft.

400

200

Above 24K sq. ft.

0

2008 2009 2010 2005 2010 2012 2013 2014 2015 2016

Net reduction of 1.3m sq. ft. through closure of 195 U.S. stores since beginning of 2005

Retail opportunity:

Conversion and share of wallet

Has shopped OfficeMax We are attracting customers

…with the opportunity to convert

Visits OfficeMax regularly

half into frequent shoppers …

Most OS purchases .and opportunity to increase at OfficeMax share of wallet for two-thirds.

Retail Strategies

Key Goal

Improve ROIC

Key Challenges and Opportunities

Store Store Conversion / Saturation Productivity Share of Wallet

Key Strategies

Optimize Enhance Customer Address Price Grow Retail Network Experience Perception Technology

Individual business strategies: U.S. Contract

Key Challen ges and Opportunities

Declinin g Spend Per Employee Customer Segment Mix Sales Force Productivity

Opportunity gaps – U.S. Contract

Opportunity to improve segment

Opportunity to grow mix by focusing on Small and new categories Medium Segments $25B U.S. Jan-San and Break Room Category

OfficeMax today Fair Share Avg under 1%

OfficeMax Share Market arket Share

M

3x margin of Large customers

Large Middle Small

Opportunity gaps – U.S. Contract

Business spend on Expected Office Supplies Expected Employment office supplies 1 Sector Spending Change Change in 2012 1,2 has been declining in 2012

Industry revenues per U.S. Decrease

Substantially Decrease employee for products where

1% Substantially we have historically focused Decrease Increase 1%

(2010 dollars) Slightly Substantially Decrease Increase Slightly Substantially

7% 7%

10% 5%

-1.7% CAGR Increase

Slightly Increase No change Slightly 48% 37% No change 38% 46%

1	Source: OfficeMax Research, November 2011
2	Total , spend not spend per employee

OfficeMax performing similar to OSS competitors on most key elements and addressing key gaps

% customers and former customers who rate vendor high

80

Gap

Oppo rtunity to improve 60 sales force productivity

40 Grew sales in some or all quarters*

20 No growth in any quarter*

0 20 40 60 80 0 Percent of sales force

*	From Q2 2010 to Q1 2011

OfficeMax Competitor 2 Competitor 1

U.S. Contract Strategies

Key Goal

Profitable Growth

Key Challenges and Opportunities

Declining Spend Customer Sales Force Per Employee Segment Mix Productivity

Key Strategies

New Products, Enablers & Pricing/Margin Process/Structure Segments, Incentives Sectors

International Contract Strategies

Goal: Increase Profitability to Historical Average

Australia New Zealand Canada

Profile

Leader in Concentration in #1 Player education large & enterprise

Challen ges

Gov’t. sector new

Retention Cost structure requirements

Strategies

• Optimize Australia • Maintain leadership • Integrate Canada & New Zealand position & U.S. support synergies • Grow new sectors, services

• Improve sales services and • Rationalize cost force productivity segments structure

• Strengthen client • Increase SOHO • Grow in new relationships penetration sectors, segments and services

Significant Upside in Adjacent Categories

Categories Purchased from Primary Office Products Supplier

Source: OfficeMa x Research, November 2011

Adjacency Strategies: Focus on five key growth adjacencies

Key Goal

Accelerate Profitable Growth

Jan-San SMB Mexico New Channels Tech & Doc

$25B $28B $5B

Opportunities Growth Shift to Fragmented High Margin Office Supplies Economy Digital Print category Segment in Other Retail

Organic Stand Alone Roll Out Leverage Scale MPS & Strategies Growth Sales Unit New Stores Category New Print-Management On-Demand Tuck-in Tuck-in Grow Expertise Offerings Platforms Platforms Contract Build Scale Rejuvenate Tech Offering

Digital Strategies: Major focus to drive growth

Key Goal

Prime Growth Engine

Key Challenges and Opportunities

Traffic / Conversion Customer Channel Behavior Website Table Stakes

Key Strategies Invest in

SMB & SOHO Enhance Leader in Solutions Technology Brand Affinity the Core Multi Channel & Choice Platforms

Adjacencies & Digital combined expected to grow significantly faster than the core business

A New Roadmap for Success to Strengthen the Core

Four Foundational Pillars to Strengthen the Core

Grow Emphasize Leverage Optimize Adjacencies Contract Digital and Retail & Execute Globally Multichannel Tuck-Ins

Continue to drive cost efficiencies

Measuring success

Goal: Sustainable, Profitable Growth

Revenue: 4-5% CAGR Gain Op. Margin: Up 25-50bps

Momentum per year ROIC: Double -digit

Strengthening

Revenue: 2-4% CAGR**

Foundation

2012 financial performance Op. Margin: 100-200+bps similar to 2011…flat to cum. improvement modest revenue growth and flat to slightly lower operating margin*

2011-2012 2013—2015 2016 and beyond

*	Adjusted for the impact of the 53rd week in FY’11

** Assumes modest U . S . GDP growth 2012-2015, no double-dip recession , and unemployment remains elevated through 2015

Key internal metrics to drive Operational Excellence

Tech & Doc

Retail Contract Digital Solutions

Comp Sales Retention Win Rate Conversion Rate Traffic and Net New Sales per Rep Unique visitors Conversion Business Operational Cost Assortment Category shares Gross Margin percent to sales Website $ Per Rep Product Margin Releases per $ per Sq. Ft. Avg. Order Size Year Rent cost per On-time Delivery unit index

Associate Customer Private Brand Working Capital Engagement Satisfaction Penetration Efficiency

Conclusion

OfficeMax Mission:
Workplace innovation that enables customers to work better


OfficeMax

Serving diverse channels

- Store-in-a-store
- OfficeMax.com
- Retail stores
- Direct sales
- Catalog
- Telesales
- SMB sales force
- Large segment sales force
- OfficeMaxSolutions.com





Tailored solutions by segment





- Consumers
- SOHO / Micro
- Small
- Medium
- Large
- Enterprise
- Mega

Integrated by our Brand value proposition

- Integrated workplace, products, services and solutions
- Value-priced, innovative offerings
- Easy to shop channels
- Committed to operational excellence
- Enhancing end users' environment, experience and outcomes



OfficeMax WORK WITH US | The Road to Success

35

OfficeMax Road to Success

Financial Performance

Sustainable Profitable Growth

2012: Strengthening Foundation	*2013-2015: Gain Momentum*	*2016 & Beyond: Profitable Growth*
Financial performance similar to 2011…flat to modest revenue growth and flat to slightly lower oper. margin*	Revenue: 2-4% CAGR Op. Margin: 100-200+bps cum. improvement	Revenue: 4-5% CAGR Op. Margin: Up 25-50bps/yr ROIC: Double-digit

* Adjusted for the impact of the 53rd week in FY 11

Customer Satisfaction

Winning the Customer Battle

- Customer segmentation
- Multichannel experiences
- Enhance work place experience

Strategic and Operational Initiatives

- Improve store productivity
- Drive sales force productivity
- Develop Digital growth engine
- Accelerate five growth Adjacencies
- Pursue tuck-ins
- Focus IT spend on growth enablers
- Leverage partnerships & alliances
- Achieve positive free cash flow
- Continue to drive cost efficiencies
- Improve International profitability

Learning, Growth, People

Leadership and Teamwork

- Strong Execution
- Committed to Innovation
- Service Orientation
- Top Talent

Workplace innovation that enables customers to work better

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